Exhibit 10.2

Award Number:

HEELYS, INC. 2006 STOCK INCENTIVE PLAN
(As Amended and Restated Effective May 20, 2010)

STOCK OPTION AGREEMENT

Optionee:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:	$

Date of Grant:	, 20

Vesting Commencement Date:	, 20

Post-Termination Exercise Period:	three months

Expiration Date:	, 20

Type of Stock Option:	☐ Incentive Stock Option
☐ Non-Qualified Stock Option

1.             Grant of Option.  Heelys, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named above an option (the “Option”) to purchase the total number of shares of Common Stock set forth above as the “Total Shares Subject to Option” (the “Shares”) at the “Exercise Price Per Share” set forth above (the “Exercise Price”), in accordance with this Option Agreement and subject to the terms and conditions of the Heelys, Inc. 2006 Stock Incentive Plan, as amended and restated effective May 20, 2010 and as amended from time to time (the “Plan”), which are incorporated herein by reference.  If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.  Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to them in the Plan.

2.             Vesting; Time of Exercise.  The “Vesting Commencement Date” set forth above is the date on which the vesting period for the Option begins. Subject to the terms and conditions of the Plan and this Option Agreement, the Option shall vest and become exercisable in accordance with Exhibit A attached hereto.

If an installment covers a fractional Share, such installment will be rounded to the next lowest Share, except the final installment, which will be for the balance of the total Shares;

provided, that the Optionee shall in no event be entitled under the Option to purchase a number of shares of the Common Stock greater than the Total Shares Subject to Option.  Notwithstanding anything to the contrary herein, the Option shall expire on the “Expiration Date” set forth on the first page of this Option Agreement and must be exercised, if at all, on or before 5:00 p.m. central standard time on the Expiration Date.  If the Optionee’s Continuous Service is terminated, the Option shall be exercisable only to the extent that the Optionee could have exercised it on the date of the Optionee’s termination of Continuous Service.  Notwithstanding anything to the contrary herein, the Option may become exercisable earlier than the time stated above in connection with a Change in Control as provided in Section 14(c) of the Plan.  The Optionee shall forfeit his right to exercise the Option if the Optionee’s Continuous Service is terminated for Cause.

3.             Exercise of Option.

(a)           Right to Exercise.  The Option shall be exercisable in accordance with the vesting provisions contained in Section 2 of this Option Agreement and with the other applicable provisions of the Plan and this Option Agreement.

(b)           Method of Exercise.  The Option shall be exercisable only by delivery to the Company of an executed Stock Option Exercise Agreement (the “Exercise Agreement”) in the form attached hereto as Exhibit B, or in such other form approved by the Committee, which shall state the Optionee’s election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Committee or necessary to comply with securities and other applicable laws.  The Exercise Agreement shall be signed by the Optionee and, if married, by his spouse and shall be delivered to the Company in person or by courier, by certified mail, or by such other method as may be permitted by the Committee, accompanied (in any case) by payment of the Exercise Price for each Share covered by the Exercise Agreement, as described in Section 4 of this Option Agreement.  The Option shall be deemed to be exercised upon receipt by the Company of such written Exercise Agreement accompanied by the Exercise Price and, if deemed necessary by the Company, execution of such other documents or the taking of other actions by the Optionee to comply with applicable state or federal securities laws.

(c)           Issuance of Shares.  If the Exercise Agreement and payment are in form and substance satisfactory to the Company (or its counsel), and Optionee or any other person permitted to exercise the Option has complied with Section 5 of this Option Agreement, the Company shall issue or cause the issuance of, in the name of the Optionee or Optionee’s legal representative, the Shares purchased by such exercise of the Option.

4.             Method of Payment. The Optionee’s delivery of the signed Exercise Agreement to exercise the Option (in whole or in part) shall be accompanied by full payment of the Exercise Price for the Shares being purchased.  Payment for the Shares may be made in cash (by check) or, at the election of the Optionee and where permitted by law and approved by the Committee, in one or more of the following methods: (i) if the Common Stock has an established market as described in clause (i) of Section 3(s) of the Plan, through a “same day sale” arrangement between the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (ii) if the Common Stock has an established market as described in clause (i) of Section 3(s) of the Plan, through a “margin” commitment from the Optionee and a FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the exercise price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that the surrender does not result in an accounting charge for the Company); or (iv) any combination of the foregoing.

5.             Tax Withholding Obligations.  No Shares shall be delivered to the Optionee or any other person permitted to exercise the Option pursuant to the exercise of the Option until the Optionee or such other person has made arrangements acceptable to the Committee for the satisfaction of applicable Federal, state or local income tax, employment tax, and social security tax withholding obligations, including obligations incident to the receipt of Shares.  Upon exercise of the Option, the Company or the Optionee’s employer may offset or withhold (from any amount owed by the Company or the Optionee’s employer to the Optionee) or collect from the Optionee or such other person an amount sufficient to satisfy such tax obligations and/or the employer’s withholding obligations.

6.             Termination or Change of Continuous Service.

(a)           Post-Termination Exercise.  Subject to the provisions of Sections 7 and 8 of this Option Agreement, if the Optionee’s Continuous Service terminates, other than as described in Section 6(b) of this Option Agreement, the Optionee may, to the extent otherwise so entitled at the date of such termination of the Optionee’s Continuous Service (the “Termination Date”), exercise the Option during the “Post-Termination Exercise Period” set forth on the first page of this Option Agreement.  In no event may the Option be exercised later than 5:00 p.m. central standard time on the Expiration Date.  In the event of the Optionee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Committee, continue to vest; provided, however, that (i) any change in status from Employee or non-employee Director to Consultant will be considered to be an interruption or termination of his Continuous Service unless determined otherwise by the Company, and (ii) with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to non-employee Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following such change in status.  Except as provided in Sections 7 and 8 of this Option Agreement, to the extent that the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.

(b)           No Post-Termination Exercise.  Unless the Committee otherwise determines, if the Optionee’s Continuous Service is terminated either (i) by the Company or an Affiliate for Cause, or (ii) if Optionee’s employment is subject to the terms of a then-effective written employment agreement between the Optionee and the Company or an Affiliate, by the Optionee

without compliance with, or without having any right to do so under, the terms of any such employment agreement, then the Optionee’s right to exercise the Option shall immediately terminate.  The Committee shall have discretion for the purposes of this Option Agreement to determine whether any termination of Continuous Service by the Optionee is in compliance with, or is in accordance with any right to terminate, under the terms of a then-effective written employment agreement.

7.             Disability of Optionee.  If the Optionee’s Continuous Service terminates as a result of his Disability, or in the event of the Optionee’s Disability during the Post-Termination Exercise Period, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he was otherwise entitled to exercise it on the Termination Date.  To the extent that the Optionee is not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise the Option to the extent so entitled within the time period specified in this Section 7, the Option shall terminate.

8.             Death of Optionee.  In the event of the termination of the Optionee’s Continuous Service as a result of his death, or in the event of the Optionee’s death during the Post-Termination Exercise Period or during the twelve (12)-month period following the Optionee’s termination of Continuous Service as a result of his Disability, the Optionee’s estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Optionee could have exercised the Option at the date of his death, within twelve (12) months from the date of death (but in no event later than the Expiration Date).  To the extent that the Optionee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time period specified in this Section 8, the Option shall terminate.

9.             Notice of Disqualifying Disposition.  If the Option is an Incentive Stock Option, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to exercise of the Incentive Stock Option on or before the later of (i) the date that is two (2) years after the “Date of Grant” set forth on the first page of this Option Agreement, or (ii) the date that is one (1) year after exercise of the Incentive Stock Option with respect to the Shares to be sold or disposed of, then the Optionee shall immediately notify the Company in writing of such sale or other disposition.  The Optionee acknowledges and agrees that he may be subject to income tax withholding by the Company on the compensation income recognized by him from any such early sale or other disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

10.           Nontransferability of Option.  Neither the Option nor any of the Optionee’s rights under this Option Agreement may be transferred or assigned in any manner other than by will or by the law of descent and distribution; the Option and the Optionee’s rights under this Option Agreement may be exercised during the lifetime of the Optionee only by the Optionee.  Notwithstanding the preceding sentence, the Optionee may transfer a Non-Qualified Stock Option to such family members, family member trusts, family limited partnerships, and other family member entities as the Company, in its sole discretion, may approve prior to any such transfer.  No such transfer shall be approved by the Company unless the transferee agrees in writing, in favor of the Company, that the Shares acquired pursuant to the exercise of the Non-

Qualified Stock Option shall be held subject to the provisions of the Exercise Agreement.  No such transfer will be approved by the Company if the Common Stock issuable under such transferred Option would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

11.           Tax Consequences.  Set forth below is a brief summary, as of the Date of Grant, of some of the federal tax consequences of exercise of the Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(a)           Exercise of Incentive Stock Option.  If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject the Optionee to an alternative minimum tax liability in the year of exercise.

(b)           Exercise of Non-Qualified Stock Option.  If the Option does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability upon the exercise of the Option.  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If the Optionee is an Employee or former Employee, the Company will be required to withhold from the Optionee’s compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c)           Disposition of Shares.  In the case of a Non-Qualified Stock Option, if the Shares are held for at least one (1) year before disposition, any gain upon disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an Incentive Stock Option, if Shares are held for at least one (1) year after the date of exercise and at least two  (2) years after the Date of Grant, any gain upon disposition on the Shares will be treated as long-term capital gain for federal income tax purposes.  If the Shares acquired pursuant to an Incentive Stock Option are disposed of within such one (1)-year or two (2)-year periods (a “Disqualifying Disposition”), the gain on such Disqualifying Disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the “Spread”), or, if less, the difference between the amount realized on the sale of such Shares and the Exercise Price.  Any gain in excess of the Spread shall be treated as capital gain.

12.           Term of Option.  The Option may be exercised no later than the Expiration Date or such earlier date as otherwise provided in this Option Agreement.

13.           Entire Agreement; Governing Law.  The Plan and this Option Agreement (with the Exercise Agreement, if the Option is exercised) constitute the entire agreement of the Company and the Optionee (collectively the “Parties”) with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Parties.  Nothing in the Plan and this Option Agreement (except as expressly provided therein or herein) is intended to confer any rights or remedies on any person other than the Parties.  The Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Texas without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and duties of the Parties.

14.           Severability and Reformation.  The Company and the Optionee intend all provisions of the Plan and this Option Agreement to be enforced to the fullest extent permitted by law.  Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan or this Option Agreement is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable.  If, however, any provision of the Plan or this Option Agreement is held to be wholly illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable and severed, and the Plan and this Option Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part thereof or hereof, and the remaining provisions of the Plan and this Option Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

15.           Interpretive Matters.  Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa.  The term “include” or “including” does not denote or imply any limitation.  The term “business day” means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas.  The captions and headings used in this Option Agreement are inserted for convenience and shall not be deemed a part of the Option or this Option Agreement for construction or interpretation.

16.           Dispute Resolution.  Unless provided otherwise in a then-effective written employment agreement, the provisions of this Section 16 shall be the exclusive means of resolving disputes of the Parties (including any other persons claiming any rights or having any obligations through the Company or the Optionee) arising out of or relating to the Plan and this Option Agreement (including the Exercise Agreement, if the Option is exercised).  The Parties shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Option Agreement (including the Exercise Agreement, if the Option is exercised) by negotiation between individuals who have authority to settle the controversy.  Negotiations shall be commenced by either Party by a written statement of the Party’s position and the name and title of the individual who will represent the Party.  Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute.  If either Party determines that the dispute cannot be resolved by negotiation, such Party shall notify the other Party and the Parties agree that any suit, action, or proceeding arising out of or relating to the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Dallas County, Texas) and that the Parties shall submit to the jurisdiction of such court.  The Parties irrevocably waive, to the fullest extent permitted by law, any objection a Party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE

PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17.           Notice.  Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earliest of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in this Option Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 17.

HEELYS, INC.

By:

Title:

Address:	3200 Belmeade Drive, Suite 100
Carrollton, Texas 75006

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED OTHERWISE HEREIN, THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE OPTIONEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).  THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE OPTIONEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY OR ANY AFFILIATE (OR THE OPTIONEE’S EMPLOYER) TO TERMINATE OPTIONEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE OPTIONEE ACKNOWLEDGES THAT UNLESS THE OPTIONEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE OPTIONEE’S EMPLOYMENT STATUS IS “AT WILL.”

The Optionee acknowledges receipt of a copy of the Plan, represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions hereof and thereof.  The Optionee has reviewed this Option Agreement, the Plan, and the Exercise Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of this Option Agreement, the Plan and the Exercise Agreement.  The Optionee hereby agrees that all disputes arising out of or relating to this Option Agreement, the Plan and the Exercise Agreement shall be resolved in accordance with Section 16 of this Option Agreement.  The Optionee further agrees to notify the Company upon any change in the address for notice indicated in this Option Agreement.

Dated:	Signed:
, Optionee

Address:

EXHIBIT A

HEELYS, INC. 2006 STOCK INCENTIVE PLAN
(As Amended and Restated Effective May 20, 2010)

STOCK OPTION AGREEMENT

Subject to the terms and conditions of the Plan and this Option Agreement, the Option shall vest and become exercisable in          equal cumulative annual installments of                            (   ) of the Shares subject to Award Number      any time on or after each successive anniversary of the Vesting Commencement Date.  The Option shall be fully vested and exercisable on the                    (    ) anniversary of the Vesting Commencement Date.

EXHIBIT B

HEELYS, INC. 2006 STOCK INCENTIVE PLAN
(As Amended and Restated Effective May 20, 2010)

STOCK OPTION EXERCISE AGREEMENT

This Exercise Agreement is made this         day of                         , 20     between Heelys, Inc. (the “Company”), and the optionee named below (the “Optionee”) pursuant to the Heelys, Inc. 2006 Stock Incentive Plan (the “Plan”), as amended and restated effective May 20, 2010.  Unless otherwise defined herein, the capitalized terms used in this Exercise Agreement shall have the meanings ascribed to them in the Plan and in the Option Agreement to which this Exercise Agreement relates.

Award Number:

Optionee:

Address:

Number of Shares Purchased:

Price Per Share:	$

Aggregate Purchase Price:

Date of Grant:	, 20

Vesting Commencement Date:	, 20

Type of Stock Option:	☐ Incentive Stock Option
☐ Non-Qualified Stock Option

The Optionee hereby delivers to the Company the “Aggregate Purchase Price” set forth above in cash as indicated below, or to the extent provided for in the Option Agreement and approved by the Committee by accepting this Exercise Agreement, as follows (as applicable, check and complete):

☐                                    in cash in the amount of $                        , receipt of which is acknowledged by the Company;

☐                                    by delivery of                        Qualifying Shares, owned free and clear of all liens, claims, encumbrances or security interests, and valued at the current Fair Market

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Value at the time of exercise of $                   per share (provided that the delivery does not result in an accounting charge for the Company);

☐                                    through a “same-day-sale” commitment, delivered herewith, from the Optionee and the FINRA Dealer named therein in the amount of $                                      ; and/or

☐                                    through a “margin” commitment, delivered herewith, from the Optionee and the FINRA Dealer named therein in the amount of $                                    .

The Company and the Optionee (the “Parties”) hereby agree as follows:

1.                                       Purchase of Shares.  On this date and subject to the terms and conditions of this Exercise Agreement, the Optionee hereby exercises the Option granted in the Option Agreement between the Parties, dated as of the “Date of Grant” set forth on the first page of this Exercise Agreement, with respect to the “Number of Shares Purchased” of the Common Stock set forth on the first page of this Exercise Agreement (the “Shares”) at the “Aggregate Purchase Price” set forth on the first page of this Exercise Agreement (the “Aggregate Purchase Price”) and equal to the “Price Per Share” set forth on the first page of this Exercise Agreement multiplied by the Number of Shares Purchased.  The term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares.

2.                                       Representations of the Optionee.  The Optionee represents and warrants to the Company that the Optionee has received, read and understood the Plan, the Option Agreement and this Exercise Agreement and agrees to abide by and be bound by their terms and conditions.

3.                                       Rights as Stockholder.  Until the stock certificate evidencing the Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

4.                                       Tax Withholding Obligations.  The Optionee agrees to satisfy all applicable federal, state and local income, employment and other tax withholding obligations and herewith delivers to the Company the amount necessary, or has made arrangements acceptable to the Company, to satisfy such obligations as provided in the Plan and the Option Agreement.

5.                                       Tax Consequences.  The Optionee understands that he may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares.  The Optionee represents that the Optionee has consulted with any tax consultant(s) he deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.                                       Successors and Assigns.  The Company may assign any of its rights under this Exercise Agreement and this Exercise Agreement shall inure to the benefit of the successors and

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assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Agreement shall be binding upon the Optionee and his heirs, executors, administrators, successors and permitted assigns.

7.                                       Entire Agreement; Governing Law.  This Exercise Agreement, together with the Plan and the Option Agreement, constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Parties.  Nothing in this Exercise Agreement or in the Plan or the Option Agreement (except as expressly provided herein or therein) is intended to confer any rights or remedies on any person other than the Parties.  The Plan and this Exercise Agreement are to be construed in accordance with and governed by the internal laws of the State of Texas without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and duties of the Parties.

8.                                       Severability and Reformation.  The Company and the Optionee intend all provisions of the Plan and this Exercise Agreement to be enforced to the fullest extent permitted by law.  Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan or this Exercise Agreement is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable.  If, however, any provision of the Plan or this Exercise Agreement is held to be wholly illegal, invalid or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan and this Exercise Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part thereof or hereof, and the remaining provisions of the Plan and this Exercise Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

9.                                       Interpretive Matters.  Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa.  The term “include” or “including” does not denote or imply any limitation.  The term “business day” means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Texas.  The captions and headings used in this Exercise Agreement are inserted for convenience and shall not be deemed a part of this Exercise Agreement for construction or interpretation.

10.                                 Dispute Resolution.  The provisions of Section 16 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Agreement.

11.                                 Notice.  Any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in the Option Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 11.

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12.                                 Further Instruments.  Each Party agrees to execute such further instruments and to take such further action as may be necessary or reasonably appropriate to carry out the purposes and intent of this Exercise Agreement.  If the Optionee is married, the Parties agree that this Exercise Agreement shall not be effective until the Optionee’s spouse executes the Consent of Spouse in the form attached hereto as Attachment 1.

Submitted by:	Accepted by:

OPTIONEE:	HEELYS, INC.

By:
(Signature)	Its:

Dated:	Dated:

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ATTACHMENT 1

HEELYS, INC. 2006 STOCK INCENTIVE PLAN

(As Amended and Restated Effective May 20, 2010)

STOCK OPTION EXERCISE AGREEMENT

CONSENT OF SPOUSE

I,                                                                   , spouse of                                               , have read and approve the foregoing Stock Option Exercise Agreement (the “Agreement”). In consideration of the issuance of shares of Common Stock by Heelys, Inc. (the “Company”) to my spouse, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any and all rights under the Agreement and agree to be bound by the provisions of the Agreement, insofar as I may have any rights in the Agreement or any of the shares of Common Stock issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the Agreement.

Dated: , 20 .

Signature of Spouse

(Please print name)

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